UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K/A

Amendment No. 3

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2012

CHINA NATURAL GAS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34373	98-0231607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19th Floor, Building B, Van Metropolis
35 Tang Yan Road, Hi-Tech Zone
Xian, Shaanxi Province, China 710065
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (86) 29-8832-3325

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 25, 2012, the Registrant filed Amendment No. 2 to its Current Report on Form 8-K/A to, among other things, disclose the circumstances relating to Sherb & Co., LLP's departure as the Company’s independent registered auditing firm. The Company provided Sherb & Co. LLP with a copy of such 8-K/A disclosures and requested that Sherb & Co., LLP furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. The Company received such letter on July 3, 2012 and a copy of such letter is filed as exhibit 16.2 to this amended Current Report.

Item 9.01	Financial Statements and Exhibits.

16.1	Letter from Friedman LLP dated May 14, 2012 to the Securities and Exchange Commission (previously filed as an Exhibit to the May 15, 2012 Current Report on Form 8-K and incorporated by reference herein)
16.2	Letter from Sherb & Co., LLP dated July 3, 2012 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NATURAL GAS, INC.

Date: July 6, 2012	/s/ Shuwen Kang
Shuwen Kang
Chief Executive Officer